Exhibit 99.2

First-in-human study of BLU-554, a potent, highly selective FGFR4 inhibitor designed for hepatocellular carcinoma (HCC) with FGFR4 Richard Kim1, Sunil Sharma2, Tim Meyer3, Debashis Sarker4, Teresa Macarulla5, Max Sung6, Su Pin Choo7, Hongliang Shi8, Oleg Schmidt-Kittler8, Corinne Clifford8, Beni Wolf8, Yoon-Koo Kang9, Josep Llovet6 1Moffitt Cancer Center, Tampa, Florida, USA; 2Huntsman Cancer Center, Salt Lake City, Utah, USA; 3UCL Cancer Institute, London, UK; 4Guy’s Hospital, London, UK; 5Vall d’Hebron Institute of Oncology, Barcelona, Spain; 6Mount Sinai Medical Center, New York, USA; 7National Cancer Center Singapore, Singapore; 8Blueprint Medicines, Cambridge, Massachusetts, USA, 9Asan Medical Center, Seoul, South Korea pathway activation Poster # P076A of-900 20 600 • Sorafenib, standard of care for advanced disease, provides a response rate patient care PR • Transgenic overexpression of FGF19 causes HCC in mice ascites 4 Part 1 dose escalation enrichment 2 900 7 2 Patient max − Grade 3 abdominal pain; Grade 3 fatigue lasting more than 7 days − Grade 3 hemorrhage; Grade 4 AST increase • AEs occurring in >15% of patients are summarized in the table below 280 600 mg n (%) grade ≥3 n (%) grade ≥3 Nausea 11 (44) 0 Dyspnea 5 (20) 1 (4) 140 mg 280 mg 420 mg 600 mg 900 mg rash Acknowledgments This study was sponsored by Blueprint Medicines. We would like to thank the participating patients and their families for volunteering to take part in the study and all co-investigators and clinical and nursing staff for conduct of the study. We also thank Leah Evans, MNeuroSci, from iMed Comms, an Ashfield company, who provided medical writing support funded by Blueprint Medicines. References 1. Llovet JM et al (2016) Nature Reviews Disease Primers 2: 1–23; 2. Moeini A et al (2016) Hepatology 64: 601–810 Abstract #1240; 3. Nicholes K et al (2002) Am J Pathol 160: 2295– 07; 4. Potthoff MH et al (2012) Genes & Development 26: 312–324; 5. Hagel M et al (2015) Cancer Discovery 5: 424–37; 6. Gavine PR et al (2012) Cancer Res: 72:2045; 7. Guagnano V et al (2011) J Med Chem: 54:7066; 8. Kinome illustration reproduced courtesy of Cell Signalling Technology inc. www.cellsignal.com determined by RECIST 1.1 every 8 weeks 140 mg 280 mg 420 mg 600 mg 900 mg Tumor volume (mm3) Tumor volume (mm3) ng/ml Plasma concentration (ng/mL) ng/dl pg/ml mg/dl ng/ml Maximum reduction – sum of diameter change from baseline (%) Treatment cycle Methods • Patients were given BLU-554 orally, once daily (QD) on a 4-week cycle following a 3+3 design. Adverse events (AEs), PK and PD were assessed. Baseline tumor FGF19 expression was analyzed via IHC as a marker of pathway activation. FISH was assessed retrospectively. Response was • All data are preliminary and based on a cut-off of November 7, 2016 Safety Adverse events • 2 patients experienced dose-limiting toxicities at 900 mg: • 2 patients discontinued BLU-554 due to treatment-related toxicity: • 17 patients had Grade ≥3 AEs which were treatment-related in 12 patients AE category,AnyGradeAE category,AnyGrade Diarrhea18 (72)2 (8)ALP increased5 (20)0 Abdominal pain10 (40)3 (12)Peripheral edema5 (20)1 (4) Vomiting10 (40)0Maculo-popular5 (20)1 (4) Fatigue9 (36)2 (8)Bilirubin increased4 (16)1 (4) ALT increased8 (32)3 (12)Hyperhidrosis4 (16)0 AST increased7 (28)4 (16)Hyponatremia4 (16)2 (8) Decreased6 (24)0Lymphocytes4 (16)3 (12) appetitedecreased Anemia5 (20)5 (20) ALP, alkaline phosphatase; ALT, alanine aminotransferase; AST, aspartate aminotransferase Pharmacokinetics and pharmacodynamics • PK shows rapid absorption (T ~1–3 hours) and half-life of ~10 hours • Exposure increases over the 140–900 mg dose range with significant AUC overlap between 600 and 900 mg dose levels • Blood PD markers show pathway engagement at all dose levels BLU-554 plasma concentration, cycle 1 day 1Cholesterol 100000 140 mg 420 mg 10000 180 1000 120 100 80 0 5 10 15 20 25 Pre Post Pre Post Pre Post Pre Post Pre Post Time (h) 1000 C4 (bile acid)10000 FGF19 100 1000 10 100 1 10 Pre Post Pre Post Pre Post Pre Post Pre Post Pre Post Pre Post Pre Post Pre Post Pre Post 140 mg 280 mg 420 mg 600 mg 900 mg 280 mg 900 mg Conclusions • Proof-of-concept established for highly selective targeting of FGFR4 with BLU-554 in advanced HCC − 5 of 10 FGF19 IHC+ patients with radiographic tumor shrinkage including 1 confirmed partial response − 7 of 10 FGF19 IHC+ patients remain on study • The QD MTD and recommended dose for expansion (600 mg) provides tolerability, pathway modulation, and exposure in the expected therapeutic range based on xenograft models • FGF19 IHC data suggest potential for autocrine FGF19-FGFR4 pathway activation in approximately 30% of HCC patients • Part 2 dose expansion underway with central laboratory FGF19 IHC and FISH testing to better define responsive patient population(s) based on pathway status FGF19 identified as a potential HCC driver1–5 • ~5% of HCCs have genomic amplification of the FGF19/CCND1 locus (Immunohistochemistry [IHC]+ Fluorescent In Situ Hybridization [FISH]+) • ~25% of HCCs overexpress FGF19 in the absence of genomic amplification (IHC+ FISH-) HBV, hepatitis B virus; HCV, hepatitis C virus; NASH, non-alcoholic steatohepatitis • Normal liver does not express FGF19, but expresses high levels of FGFR4 and klotho-beta (KLB). FGF19 produced by the ileum acts in an endocrine fashion on the liver to initiate signaling (left panel) • HCC retains high levels of FGFR4/KLB and remains poised to bind FGF19. Aberrant FGF19 expression in HCC promotes autocrine signaling (right panel) HCC – a worldwide medical need1 • >700,000 new cases/year; 600,000 deaths/year of ~2% and median survival <11 months • Viral and non-viral etiologies are well known, but molecular drivers are largely undefined; consequently, there are no molecular diagnostics to guide Anti-tumor activity and duration on study Endocrine/unknown FGF19 Autocrine FGF19 50HC-Not evaluable/unknown 40 30 PD 10 420 600 0SD 280 -10 -20 -30 -40 -50 9 8 7 6 5 3 1 0 *Case study 1; **Case study 2; PD, progressive disease; PR, partial response; SD, stable disease Still on study 900 I 900 420 IHC+ 420 900140 140 900 140 900 600 600 600 420 420 900 600 ** 420 280 * BLU-554 Irreversible FGFR4 inhibition Highly potent and selective Inhibitor6,7 IC50 (nM) FGFR4FGFR1–3 BLU-5545624–2203 AZD4547*1600.2–2.5 NVP-BGJ398*600.9–1.4 *Pan FGFR inhibitors Kinome tree8 Hep3B xenograft modelLIX-066 PDX model FGF19 overexpression with amplification FGF19 overexpression without amplification 2,000 1,500 1,000 1,000 500 500 0 0 0 5 10 15 20 25 0 5 10 15 20 25 Study days Study days Phase I study design Key inclusion criteria Part 1 dose escalation • Unresectable HCC • Child-Pugh class A with no clinically apparent BLU-554Patients mg/daytreatedDLT • ECOG performance status 0–114030 • ± prior sorafenib28030 4203+30 6003+3 enrichment0 MTD Part 2 dose expansion • 3+3 dose escalation with Central laboratory FGF19 IHC FGF19+ patient enrichment via additional accrual to dose levels declared safe Endocrine Autocrine • MTD defined as 600 mg QD IHC <1% IHC ≥1% • Dose expansion now enrolling FISH-FISH+ FISH-(N=15) (N=15) (N=15) Baseline demographics and characteristics • 25 patients were enrolled over 12 months; 7 (28%) patients remain on study • 18 (72%) patients discontinued BLU-554: − 15 due to disease progression, 2 due to AEs, 1 due to investigator’s decision Characteristic, n (%)Total (N=25) Characteristic, n (%)Total (N=25) Mean age, years (range)61 (19–81)FGF19 FISH GenderFISH+1 (4)* Male19 (76)FISH-13 (52) Etiology Unknown11 (44) Non-viral4 (16)Prior therapy HBV8 (32)Surgical resection14 (56) HCV 4 (16) Radiotherapy 6 (24) Other/unknown9 (36)TACE/embolization10 (40) Metastatic disease Kinase inhibitor 20 (80) Yes17 (68)Sorafenib 19 (76) FGF19 IHC Systemic therapy 23 (92) IHC ≥1% (IHC+)10 (40) IHC <1% (IHC-)10 (40) Unknown5 (20) *CN=4, low level copy number gain; TACE, transarterial chemoembolization Vehicle BLU-554 30 mg/kg BLU-554 100 mg/kg BLU-554 200 mg/kg Vehicle BLU-554 10 mg/kg BLU-554 30 mg/kg BLU-554 100 mg/kg FGFR4 active site Tool inhibitor C552 Unique, targetable cysteine Hypothesis and objectives • A Phase I study was initiated in advanced HCC to explore the hypothesis that targeting FGFR4 will have therapeutic benefit in HCC driven by the FGFR4 ligand, FGF19 • The key objectives were to determine the maximum tolerated dose (MTD) and to evaluate the safety, pharmacokinetics (PK), pharmacodynamics (PD) and preliminary anti-tumor activity of BLU-554, an investigational, potent, highly-selective, oral FGFR4 inhibitor Proof-concept Case study 1 (280 mg) • 81 year old male; alcohol-related cirrhosis; metastatic HCC; prior radiation therapy; prior sorafenib; remained on study for 8 cycles Baseline Week 16, partial response (-44%) FGF19 IHC+ 11q13.3 FISH-Tumor marker decline Alpha-fetoprotein 200 150 100 50 0 PrePost Case study 2 (600 mg) • 64 year old male; HBV-related HCC; Barcelona clinic liver cancer stage C with macrovascular invasion; prior sorafenib; ongoing at cycle 6 Baseline Week 16, stable disease (-15%) FGF19 Pre-Tumor marker decline IHC+ treatment Alpha-fetoprotein 500 400 11q13.3 Post-300 FISH-treatment200 100 0 PrePost Ki-67 ~40% Ki-67 ~5%